                                                                   EXHIBIT 10.12

                               WAIVER AND CONSENT



         WAIVER AND CONSENT (this "Waiver and Consent"), dated August 18, 1999, by and among Allied Riser Communications Corporation f/k/a Allied Riser Communications Holdings, Inc., a Delaware corporation (the "Company"), EGI-ARC Investors, L.L.C., a Delaware limited liability company ("EGI-ARC"), Telecom Partners II, L.P., a Delaware limited partnership ("TP"), Crescendo World Fund, LLC, a Delaware limited liability company ("CWF"), Eagle Ventures WF, LLC, a Minnesota limited liability company ("EVW"), Crescendo III, L.P., a Delaware limited partnership ("CIII"), Lawrence Equity Group, L.L.C., a California limited liability company ("LEG"), Norwest Venture Partners VII, L.P., a Minnesota limited partnership ("NVP") and ANDA Partnership, an Illinois general partnership ("ANDA") and, collectively with EGI-ARC, TP, CWF, EVW, CIII, LEG and NVP, the "Previous Financial Sponsors"). All terms not otherwise defined herein shall have the meanings given such terms in that certain Investment Agreement by and between EGI-ARC and the Company dated as of November 23, 1998.

         WHEREAS, the Company desires to issue to those persons listed on
Schedule 1 attached hereto (the "New Financial Sponsors"), shares of Series B Preferred Stock, par value $0.0001 per share (the "Series B Preferred") and shares of Company Common Stock, par value $0.0001 per share (the "Common Stock") pursuant to Investment Agreements dated as of August 18, 1999 (the "New Financial Sponsors' Investment Agreements");

         WHEREAS, the Company desires to issue to those New Financial Sponsors listed on Schedule 2 attached hereto (the "Real Estate Financial Sponsors"), warrants (the "Warrants") to acquire Common Stock pursuant to Warrant Agreements dated on or before August 31, 1999 (the "Warrant Agreements") and pursuant to Warrant Acquisition Agreements dated on or before August 31, 1999 (the "Warrant Acquisition Agreements")

         WHEREAS, each Previous Financial Sponsor is party to an Investment Agreement with the Company (each, an "Investment Agreement" and collectively, the "Investment Agreements"), pursuant to which each Previous Financial Sponsor acquired (i) Series A-1 Preferred Stock or Series A-2 Preferred Stock, each with par value $0.0001 per share (collectively, the "Series A Preferred Stock" and, collectively with the Series B Preferred, the "Company Preferred") or Series B Preferred and (ii) Common Stock;

         WHEREAS, pursuant to Section 3.E or 3.D of each of the Investment Agreements the issuance by the Company of equity securities which are on parity with the Company Preferred with respect to the payment of dividends, redemptions or distributions upon liquidation or otherwise, is prohibited without the prior written consent of holders of at least the percentage of outstanding Company Preferred that is not Series B Preferred plus five percent (5%);

         WHEREAS, Section 3.J of each of the Investment Agreements provides that after such time as investments in the Company equal or exceed a certain threshold, and so long as the Purchasers under each such Investment Agreement own Common Stock, each such Purchaser shall, in connection with the issuance of additional Company equity securities to non-employees exclusively for cash, have the right to purchase in the same relative proportions from the Company additional equity securities on the same terms as such equity securities are being offered to non-employees (the "Preemptive Right"); and

         WHEREAS, the Previous Financial Sponsors desire to consent to (i) the issuance of shares of Series B Preferred and Common Stock, including Common Stock issuable upon conversion of Series B Preferred, to each of the New Financial Sponsors and (ii) the issuance of Warrants, and the Common Stock issuable upon exercise of Warrants, to each of the Real Estate Financial Sponsors;

         WHEREAS, the Previous Financial Sponsors desire to waive any Preemptive Rights they may have solely in connection with (i) the issuance of shares of Series B Preferred and Common Stock, including Common Stock issuable upon conversion of Series B Preferred, to each of the New Financial Sponsors pursuant to the New Financial Sponsors' Investment Agreements and (ii) the issuance of Warrants, and the Common Stock issuable upon exercise of Warrants, to each of the Real Estate Financial Sponsors pursuant to the Warrant Agreements and Warrant Acquisition Agreements.

         NOW, THEREFORE, in consideration of the foregoing, the mutual promises herein made and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Previous Financial Sponsors mutually agree as follows:

                                       2

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         1. Consent. The Previous Financial Sponsors, who together hold as of the date hereof in excess of the percentage of outstanding Company Preferred that is not Series B Preferred plus five percent (5%), hereby consent to (i) the issuance of shares of Series B Preferred and shares of Common Stock to the New Financial Sponsors in the amounts set forth opposite their names on Schedule 1 attached hereto (ii) the issuance of Common Stock to the New Financial Sponsors issuable upon the conversion of Series B Preferred, in accordance with the Certificate of Designation of the Series B Preferred, (iii) the issuance of Warrants to the Real Estate Financial Sponsors in accordance with the Warrant Agreements and Warrant Acquisition Agreements and (iv) the issuance of Common Stock to the Real Estate Financial Sponsors issuable upon the exercise of the Warrants, in accordance with the Warrant Agreements and Warrant Acquisition Agreements.

         2. Waiver. The Previous Financial Sponsors hereby waive any Preemptive Rights they may have provided pursuant to Section 3.J of the Investment Agreements between the Company and each of the Previous Financial Sponsors, respectively, solely in connection with (i) the issuance of Series B Preferred and Common Stock referenced above and issued as of the date of the closings of the New Financial Sponsors' Investment Agreements or upon conversion, as the case may be, (ii) the issuance of the Warrants referenced above and issued as of the date of the closings of the Warrant Agreements and Warrant Acquisition Agreements and (iii) the issuance of Common Stock upon exercise of Warrants in accordance with the Warrant Agreements and Warrant Acquisition Agreements, it being acknowledged that nothing herein shall serve to waive any preemptive right afforded to the Previous Financial Sponsors in connection with any other issuance of Company equity securities.

         3. Miscellaneous.

            (a) Counterparts. This Waiver and Consent may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

            (b) Governing Law. This Waiver and Consent shall be governed by the laws of the state of Delaware (other than its rules of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby).

                            [SIGNATURE PAGE FOLLOWS]

                                       3

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         IN WITNESS WHEREOF, the Parties have executed this Waiver and Consent as of the date first written above.


                                       ALLIED RISER COMMUNICATIONS
                                       CORPORATION


                                       By:
                                           -------------------------------------
                                       Name:  David H. Crawford
                                       Title: Chief Executive Officer


                                       EGI-ARC INVESTORS, L.L.C.

                                       By:  GAMI Investments, Inc.
                                       Its: Managing Member

                                       By:
                                           -------------------------------------
                                       Name:  Don Liebentritt
                                       Title: Vice President


                                       TELECOM PARTNERS II, L.P.

                                       By:  Telecom Management II, L.L.C.
                                       Its: General  Partner

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:



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                                       CRESCENDO WORLD FUND, LLC

                                       By:  Crescendo Ventures World Fund, LLC
                                       Its: General Partner

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       EAGLE VENTURES WF, LLC

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       CRESCENDO III, L.P.

                                       By:  Crescendo Ventures III, LLC
                                       Its: General Partner

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       LAWRENCE EQUITY GROUP, L.L.C.

                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       NORWEST VENTURE PARTNERS VII, L.P.

                                       By:  Itasca VC Partners VII, LLP
                                       Its: General Partner

                                       By:
                                           -------------------------------------
                                       Name:  John P. Whaley
                                       Title: Partner



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                                       ANDA PARTNERSHIP,
                                       an Illinois general partnership

                                       By: Ann Only Trust, an Illinois trust

                                       By:
                                           -------------------------------------
                                       Name:  Mark Slezak
                                       Title: Co-Trustee

                                       By: Ann and Descendants Trust, an
                                           Illinois trust

                                       By:
                                           -------------------------------------
                                       Name:  Mark Slezak
                                       Title: Co-Trustee

                                   SCHEDULE 1

------------------------------------------------------------------------------------------------------

             NEW FINANCIAL SPONSORS                   SHARES OF SERIES B        SHARES OF COMPANY
                                                       PREFERRED STOCK             COMMON STOCK
------------------------------------------------------------------------------------------------------

TrizecHahn Corporation                                       3                      5,346,438
------------------------------------------------------------------------------------------------------

Cornerstone Properties Limited Partnership                   1.5                    2,673,219
------------------------------------------------------------------------------------------------------

EOP Operating Limited Partnership                            2                      3,564,292
------------------------------------------------------------------------------------------------------

Boston Properties Limited Partnership                        1.5                    2,673,219
------------------------------------------------------------------------------------------------------

Vornado Realty L.P.                                          6                     10,692,877
------------------------------------------------------------------------------------------------------

DWS Capital LLC                                              3                      5,346,438
------------------------------------------------------------------------------------------------------

Transwestern Commercial Services, L.L.C.                     1                      1,782,146
------------------------------------------------------------------------------------------------------

Hines ARC Investors Limited Partnership                      6                     10,692,877
------------------------------------------------------------------------------------------------------

BCI Growth V, L.P. and BCI Investors, Inc.                   2.5                    4,455,365
------------------------------------------------------------------------------------------------------

Chase Equity Associates, L.P.                                2                      3,564,292
------------------------------------------------------------------------------------------------------

First Union Investors, Inc.                                  2.5                    4,455,385
------------------------------------------------------------------------------------------------------

                                   SCHEDULE 2


REAL ESTATE FINANCIAL SPONSORS

TrizecHahn Corporation

Cornerstone Properties Limited Partnership

EOP Operating Limited Partnership

Boston Properties Limited Partnership

Vornado Realty L.P.

Transwestern Investment Company, L.L.C.

Hines ARC Warrants Holding Limited Partnership

Hamilton Partners Office Management

Shorenstein Company, L.P.

Para Met Plaza Associates

Metropolitan Life Insurance Company

Fisher Brothers Financial and Development Company